UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.      )

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FIRST COMMUNITY CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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INFORMATION CONCERNING THE SOLICITATION
REVOCABILITY OF PROXIES AND INFORMATION CONCERNING VOTING SECURITIES
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
PROPOSAL NO. 1 ELECTION OF DIRECTORS
BIOGRAPHIES OF DIRECTORS AND OFFICERS
BIOGRAPHIES OF OTHER KEY PERSONNEL OF THE BANK
CODE OF ETHICS
COMPENSATION OF DIRECTORS AND OFFICERS
MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES
AUDIT COMMITTEE REPORT
COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
STOCK INCENTIVE PLANS
PROPOSAL NO. 2 APPROVAL OF AMENDMENTS TO 1994 EMPLOYEE STOCK OPTION PLAN
PROPOSAL NO. 3 RATIFY THE APPOINTMENT OF CROWE CHIZEK AND COMPANY LLC AS THE INDEPENDENT AUDITORS AND ACCOUNTANTS FOR THE COMPANY
INDEPENDENT PUBLIC ACCOUNTANTS
SHAREHOLDER PROPOSALS AND COMMUNICATION TO THE BOARD OF DIRECTORS
ANNUAL REPORT ON FORM 10-KSB
Appendix A
Appendix B
Appendix C

FIRST COMMUNITY CORPORATION
809 WEST MAIN STREET
ROGERSVILLE, TENNESSEE 37857

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 12, 2004

To the Shareholders of First Community Corporation:

Notice is hereby given that the Annual Meeting of Shareholders of First Community Corporation (the “Company”) will be held at the main office of the Company, located at 809 West Main Street, Rogersville, Tennessee, on Wednesday, May 12, 2004 at 10:00 a.m. (local time) for the following purposes:

          (1) To elect nine directors to hold office for a period of one year and until their successors are elected and qualified;

          (2) To consider and vote on the approval of amendments to the Company’s 1994 Stock Option Plan to increase the number of shares of Common stock that may be issued pursuant to options granted under the plan from 225,000 to 475,000 shares, and to make certain technical changes;

          (3) To ratify the selection of Crowe Chizek and Company LLC, as the independent accountants and auditors for the Company; and

          (4) To transact such other business as may properly come before the meeting or any adjournments thereof.

The Board of Directors has fixed the close of business on April 15, 2004, as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting. The Annual Meeting may be adjourned from time to time without notice, other than the announcement of the adjournment at the Annual Meeting or any adjournments thereof, and any and all business for which notice is hereby given may be transacted at any such adjourned Meeting.

Your attention is directed to the proxy statement accompanying this notice for a more complete statement regarding the matters proposed to be acted upon at the Annual Meeting. To assure that your shares are represented at the meeting, whether or not you plan to attend, please mark, date, sign, and promptly return the enclosed proxy. If you attend the Annual Meeting, you may withdraw your proxy and vote your shares personally.

By order of the Board of Directors,

Mark A. Gamble,
President

Rogersville, Tennessee
April 15, 2004

FIRST COMMUNITY CORPORATION
809 WEST MAIN STREET
ROGERSVILLE, TENNESSEE 37857
(423) 272-5800

PROXY STATEMENT FOR
ANNUAL MEETING OF SHAREHOLDERS

INFORMATION CONCERNING THE SOLICITATION

     This proxy statement is furnished in connection with the solicitation of the accompanying proxy by the Board of Directors of First Community Corporation (the “Company”) for use at the Annual Meeting of Shareholders (the “Annual Meeting”) of the Company to be held on Wednesday, May 12, 2004, and any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. The information contained herein is as of the date of the accompanying notice unless otherwise indicated.

     The Company expects to mail this proxy statement and the accompanying notice on or about April 15, 2004. The solicitation of the proxy accompanying this proxy statement is made by and on behalf of the Board of Directors of the Company, and all expenses of preparing, printing, and mailing the proxy and all materials used in solicitation thereof will be borne directly or indirectly by the Company. In addition to the use of the mails, proxies may be solicited by personal interview and telephone by directors, officers, and other personnel of the Company and its affiliates, none of whom will receive additional compensation for such services. Arrangements will be made with brokerage firms and other custodians, as well as with fiduciaries, to forward these proxy solicitation materials to shareholders whose stock in the Company is held of record by such entities. The Company will reimburse such brokerage firms, custodians, and fiduciaries for reasonable out-of-pocket expenses incurred in connection with forwarding these materials.

REVOCABILITY OF PROXIES AND
INFORMATION CONCERNING VOTING SECURITIES

     Any shareholder who executes and delivers a proxy has the right to revoke it at any time before it is exercised by filing with the Company’s Secretary a written revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. All proxies evidenced by proxy cards that are properly executed and returned, and that are not revoked, will be voted at the Annual Meeting in accordance with the instructions specified thereon. If no instructions are indicated on the proxy card, all shares represented by that proxy will be voted (i) “FOR” election of nominees for director named herein; (ii) “FOR” the approval of amendments to the Company’s 1994 Stock Option Plan to increase the number of shares of Common stock that may be issued pursuant to options granted under the plan from 225,000 to 475,000 shares, and to make certain technical changes; (iii) “FOR” the ratification of the appointment of Crowe Chizek and Company LLC as the independent accountants and auditors for the Company, as discussed herein; and (iv) in the proxy holder’s discretion on any other matter which may properly come before the Annual Meeting.

     The Board of Directors of the Company does not know of any other matters that will be presented for action at the Annual Meeting, but the persons named in the proxy intend to vote or act on any other proposal that may be presented for action in accord with their best judgment.

     As of the record date, which is April 15, 2004, the Company has issued and outstanding 1,902,360 shares of its no par value common stock. Holders of common stock are entitled to one vote for each share of the Company’s common stock held on all matters to come before the Annual Meeting. Only shareholders of record at the close of business on April 15, 2004, are entitled to vote at the Annual Meeting or any adjournment thereof.

     The presence, in person or by proxy, of at least a majority of the outstanding shares of the Company’s common stock is required to establish a quorum for the purpose of transacting business at the Annual Meeting. Abstentions and broker non-votes are each included in the determination of the number of shares present for determining a quorum but are not counted on any matters brought before the Annual Meeting. (A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote the shares on a proposal, because the nominee does not have discretionary voting power and has not received instructions from the beneficial owner.)

     The directors standing for election must be elected by a plurality of the shares entitled to vote at the Annual Meeting. Any other action to be taken at the Annual Meeting must be approved by a majority of the votes cast. None of the proposals will give any shareholder of the Company the right to dissent from such action, and to thereby obtain payment in cash of the fair value of that shareholder’s shares.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth as of March 31, 2004, beneficial ownership of the Company’s common stock in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, which includes (i) all of the Company’s common stock owned by shareholders known to the Company to own beneficially more than 5% of the shares issued and outstanding as of March 31, 2004, and (ii) the Company’s common stock over which the directors and executive officers directly or indirectly have or share voting or investment power. The shares listed below and the percentage of ownership for each person named below have been calculated assuming that all presently exercisable options and options issued pursuant to any of the Company’s stock option plans, which will become exercisable within 60 days from the date of this table, have been exercised.

	NUMBER OF SHARES
NAME AND ADDRESS	BENEFICIALLY OWNED	PERCENTAGE OF SHARES
OF BENEFICIAL OWNER	ON MARCH 31, 2004	OUTSTANDING
Leland A. Davis (1) 5416 Orebank Road Kingsport, Tenn. 37661	15,000	*

Mark A. Gamble (2) 4507 Tanglewood Road Kingsport, Tenn. 37664	17,000	*

Kenneth E. Jenkins (3) 8501 Stagecoach Road Bulls Gap, Tenn. 37711	137,923	7.25%

Dr. David R. Johnson (4) 2608 Suffolk Street Kingsport, Tenn. 37660	37,469	1.97%

William J. Krickbaum (5) 704 W. Hills Drive Rogersville, Tenn. 37857	130,750	6.87%

Sidney K. Lawson (6) P.O. Box 700 Rogersville, Tenn. 37857	91,373	4.80%

A. Max Richardson 375 Westfield Place Kingsport, Tenn. 37664	7,914	*

Stewart A. Taylor P.O. Box 1638 Kingsport, Tenn. 37662	38,151	2.01%

Tommy W. Young (7) P.O. Box 652 Rogersville, Tenn. 37857	53,342	2.80%

Elizabeth O. Lollar P.O. Box 712 Rogersville, Tenn. 37857	1,600	*

Jerry C. Greene 265 Park Ridge Court Kingsport, Tenn. 37664	500	*

William C. Bilbro 100 Partridge Place Kingsport, Tenn. 37663	442	*

All Directors and Executive Officers as a group (12 persons) (8)	531,464	27.9%

*	denotes less than 1.0% of shares outstanding

(1)	Includes 3,000 shares that Mr. Davis currently has a right to acquire in connection with stock options granted by the Company and 12,000 shares in a trust of which he is a co-trustee and primary beneficiary and has shared voting and investment power with his spouse.

(2)	Includes 12,000 shares, as to which Mr. Gamble disclaims beneficial ownership, held by his wife.

(3)	Includes 16,500 shares, as to which Mr. Jenkins disclaims beneficial ownership, held by his wife, and 3,000 shares that Mr. Jenkins currently has a right to acquire in connection with stock options granted by the Company.

(4)	Includes 5,025 shares, as to which Dr. Johnson disclaims beneficial ownership, held by his wife, and 6,000 shares that Dr. Johnson currently has a right to acquire in connection with stock options granted by the Company.

(5)	Includes 8,142 shares held by his wife and 1,000 shares held by a child, as to all of which he disclaims beneficial ownership; 17,100 shares owned by Lyons Construction Company, all of the capital stock of which of owned by Mr. Krickbaum; 2,500 shares of K & K Enterprises, of which Mr. Krickbaum is the controlling principal; and 2,135 shares that Mr. Krickbaum currently has a right to acquire in connection with stock options granted by the Company.

(6)	Includes 20,036 shares, as to which Mr. Lawson disclaims beneficial ownership, held by his wife, and 1,500 shares that Mr. Lawson currently has a right to acquire in connection with stock options granted by the Company.

(7)	Includes 800 shares, as to which Mr. Young disclaims beneficial ownership, held by his wife.

(8)	Includes 15,635 that all directors and officers currently have a right to acquire in connection with stock options granted by the Company.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

     Directors of the Company are elected at each Annual Meeting and serve a one-year term that expires at the Annual Meeting of shareholders the following year. Incumbent directors remain in office until their successors are elected and qualified or until the total number of directors authorized to serve on the Board is modified. The Company’s bylaws provide that no fewer than 3 and no more than 15 people shall serve on the Board of Directors, and the Board of Directors is authorized by the bylaws to fix either an exact size or variable size of the Board from time to time.

     The Company’s current Board of Directors consists of 9 members, all of whom have been nominated for re-election as directors of the Company. All of the incumbent nominees have consented to be named in this proxy statement and have agreed to serve if elected. All of the nominees were elected at the Company’s 2003 Annual Meeting. With the exception of Mark A. Gamble, who was elected in January 1999, A. Max Richardson, who was elected in June 2001, and Stewart A. Taylor, who was elected in September 2002, all of the nominees have served as directors of the Company since the formation of the Company’s predecessor in 1993. All members of the Company’s Board of Directors comprise the Board of Directors of the Company’s wholly owned bank subsidiary, First Community Bank of East Tennessee (the “Bank”).

     The Company encourages each member of the board of directors to attend the Annual Meeting of Shareholders. All nine of the Company’s directors attended the 2003 Annual Meeting of Shareholders.

BIOGRAPHIES OF DIRECTORS AND OFFICERS

     Leland A. Davis, Director. Mr. Davis owned Lee Davis Oil Company, an oil jobber, from 1954 to 1976, when the business was sold. Since that time, he has been an active commercial real estate developer in Kingsport, Tennessee. Age 81.

     Mark A. Gamble, Director and President (and Chief Executive Officer of the Bank). Mr. Gamble has served as an officer of the Company (or of its predecessor) since its inception. He was appointed President of the Company in January 2000 and Chief Executive Officer of the Bank in April 2000. Prior to joining the Company, Mr. Gamble was an officer of First American National Bank and was also employed by the Federal Deposit Insurance Corporation. He is a graduate of East Tennessee State University. Age 49.

     Kenneth E. Jenkins, Director. Mr. Jenkins has been the Chief Executive Officer of Morristown Drivers Service, a trucking company, since 1993, and was the founder of Minco, Inc., a producer of industrial ceramic materials. Mr. Jenkins is an active investor in Morristown and Greeneville, Tennessee, and is also involved in farming. Age 78.

     Dr. David R. Johnson, Director. Dr. Johnson has practiced small animal medicine and surgery in Kingsport since 1979, and is owner of Kingsport Veterinary Hospital. He is a graduate of the University of Tennessee and Auburn School of Veterinary Medicine. Age 53.

     William J. Krickbaum, Director and Chairman of the Board. Mr. Krickbaum is the President of Lyons Construction Company, Inc., a heavy construction and bridge building company, and has served in that office since 1973, and he has been President of Tri-Cities Concrete Co., a supplier of transit mixed concrete, since 1988. He is also a partner in certain local joint ventures, including real estate developments. Age 62.

     Sidney K. Lawson, Director. Mr. Lawson is the President and Chief Executive Officer of Lawson Construction Company, Inc., a commercial contracting firm in Rogersville, and has served in that office since 1969. He is also actively engaged in farming. Age 60.

     A. Max Richardson, Director. Mr. Richardson is a real estate developer, selling and auctioning farmland and estates. He owns Richardson & Richardson Realty and Auction Company, Inc., and became President in 1994. He is a graduate of the University of Tennessee. Age 50.

     Stewart A. Taylor, Director. Mr. Taylor is the owner of Taylor Cutlery, L.L.C. in Kingsport, which he founded in 1974, and is the general partner of Taylor Properties, a developer of commercial real estate. He is a graduate of Emory & Henry College. Age 51.

     Tommy W. Young, Director. Mr. Young has been General Manager of the Hawkins County Gas Utility District, a distributor of natural and propane gas, since 1977. He is also Vice-Chairman of the Hawkins County Industrial Commission. Age 68.

BIOGRAPHIES OF OTHER KEY PERSONNEL OF THE BANK

     Elizabeth O. Lollar, Executive Vice President and Chief Financial Officer. Ms. Lollar, who serves as principal financial officer of the Company, was named Chief Financial Officer of the Bank in April 2000 and Executive Vice President of the Bank in March 2001. She holds a bachelors degree in accounting from the University of Tennessee, and is a certified public accountant with over 20 years of audit and accounting experience, a large portion of which was with a national accounting firm. Ms. Lollar is a graduate of the Florida School of Banking. Age 49.

     Jerry C. Greene, Executive Vice President. Mr. Greene joined the Bank as Senior Vice President in March 2002 and was named Executive Vice President in March 2003. He has over 15 years of banking experience, most recently at AmSouth Bank, which he joined in 1995. In 1996, he was named Senior Vice President and Manager of the Commercial Middle Market Group for AmSouth’s Northeast Tennessee Market. Mr. Greene, who earned the Certified Cash Manager designation from the Association of Financial Professionals, holds a bachelors degree in economics from the University of Tennessee and is a graduate of the American Bankers Association National Commercial Lending Graduate School at the University of Oklahoma. Age 39.

     William C. Bilbro, Senior Lending Officer. Mr. Bilbro joined the Bank as Senior Vice President and Senior Lending Officer in November 2003. He has over 30 years banking experience and was most recently employed by Amsouth Bank, from January 2000 to November 2003, overseeing the business banking department for Kingsport, Tennessee and First American, from February 1987 to January 2000, as Commercial Banking Manager. Mr. Bilbro holds a bachelors degree in economics from Wake Forest University and is a graduate of the North Carolina School of Banking at the University of North Carolina at Chapel Hill. Age 53.

CODE OF ETHICS

     The Company and the Bank have a code of ethics and conflict of interest policy that applies to all employees, directors and officers of the Company and the Bank. The purpose of the code of ethics and conflict of interest policy, among other things, is to provide written standards that are reasonably designed to deter wrongdoing and to promote honest and ethical conduct, compliance with applicable governmental laws, rules and regulations, and accountability for adherence to the code of ethics and conflict of interest policy. A copy of the existing code of ethics and conflict of interest policy is attached to this document as Appendix A. Under the Sarbanes-Oxley Act of 2002 and the Securities and Exchange Commission’s related rules, the Company is required to disclose whether it has adopted a code of ethics (as described in the SEC’s related rules) that applies to the Company’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Company’s existing code of ethics and conflict of interest policy currently applies to these persons, and, to the extent that the Company’s code of ethics and conflict of interest policy does not include all of the applicable components of the code of ethics described in the SEC rules, the Company’s management is presently preparing revisions to the existing policy that will be consistent with the code of ethics described in the SEC’s rules. These revisions, when completed, will be presented to the Company’s and Bank’s board of directors for approval. The amended code of ethics and conflict of interest policy will be posted on the Bank’s internet website at www.fcbanktn.com.

COMPENSATION OF DIRECTORS AND OFFICERS

Summary of Officers’ Compensation

     The following table summarizes the compensation paid or accrued during the three years ended December 31, 2003, to the current President of the Company and the Bank and to the Bank’s Executive Vice Presidents. The Company did not grant any restricted stock awards or stock appreciation rights or make any long-term incentive payouts during 2001, 2002, or 2003. The Company made unrestricted stock grants (including those described on the following table) in 2003. The Company did not grant any options to purchase shares of the Company’s common stock in 2001, 2002, or 2003.

	Annual
	Compensation
				Unrestricted
				Shares	All Other
Name and Current Position	Fiscal Year	Salary	Bonus	Granted	Compensation (1)
Mark A. Gamble (2)	2003	$165,000	$26,700	5,000	$12,150
President of the Company,	2002	$150,000	$45,000		$13,050
President and Chief Executive	2001	$135,000	$45,900		$12,950
Officer of the Bank, Company
Director

Elizabeth O. Lollar (3)	2003	$93,500	$7,750	1,500
Executive Vice President and	2002	$85,000	$12,250
Chief Financial Officer of the Bank	2001	$75,917	$18,220

Jerry C. Greene	2003	$137,500	$5,134
Executive Vice President and	2002	$101,763	$34,250
Senior Commercial Lending
Officer of the Bank

(1)	Director Fees

(2)	The fair market value of the unrestricted shares awarded to Mr. Gamble as of September 3, 2003, which is the date the unrestricted shares were awarded, was $14.75 per share ($73,750 in the aggregate).

(3)	The fair market value of the unrestricted shares awarded to Ms. Lollar as of September 3, 2003, which is the date the unrestricted shares were awarded, was $14.75 per share ($22,125 in the aggregate).

Director Compensation

     Members of the Board of Directors receive a fee of $750 for each regularly scheduled Company board meeting attended, $750 for each regularly scheduled Bank board meeting attended, and $350 for each special called board meeting attended. Members are reimbursed for out-of-pocket expenses incurred in their service as directors. In addition, board members who are not officers or employees of the Company or Bank receive a fee of $150 for each committee meeting attended, and inside directors receive a fee of $150 for each committee meeting attended after normal business hours. The outside directors of the Company in the past have also received options under the First Community Corporation Outside Directors’ Stock Option Plan. (See “STOCK INCENTIVE PLANS.”) The Company has an Unfunded Deferred Compensation Plan which generally provides directors with the opportunity to defer all or a portion of their regular director fees. Pursuant to the terms of the Unfunded Deferred Compensation Plan, a director may elect to invest any amounts deferred in life insurance, in which case the Bank and the director enter into a split-dollar life insurance agreement.

MEETINGS OF THE BOARD OF DIRECTORS
AND COMMITTEES

     During 2003, the Board of Directors of the Bank met 12 times and the Board of Directors of the Company met 4 times. Each director, during the period he was a director, attended at least 75% of the meetings of the Board of Directors of both the Company and Bank and at least 75% of the total number of meetings of all committees on which he served.

     There are no standing committees of the Board of Directors of the Company, but the Bank has established a standing Audit Committee, Compensation Committee, and Nominating Committee. The Audit and Compensation Committees undertake certain corresponding responsibilities on behalf of the Boards of both the Company and the Bank and report to the directors of both the Company and the Bank.

     In addition to the standing Audit, Compensation, and Nominating Committees, the Bank has established several other committees on which various directors and executive officers serve. These additional committees include the Executive Committee (which may exercise the authority of the Board of Directors, to the extent permitted by law, in the management of the Bank between meetings of the Board of Directors), Building Committee, Compliance Committee, Data Processing Committee, Disaster Recovery Committee, Investment Committee, Loan Committee, Risk Management Committee, and Management Committee.

Audit Committee

     The Audit Committee is comprised of Mr. Johnson, Mr. Krickbaum, Mr. Young, and Mr. Taylor and is chaired by Mr. Krickbaum. Mr. Gamble and Ms. Lollar also attend the committee’s meetings as ex-officio members. The committee is responsible for recommending independent auditors, reviewing with the independent auditors the scope and results of the audit engagement and generally establishing and monitoring the Company’s and Bank’s financial policies, control procedures and integrity of financial reporting. Prior to the public release of annual and quarterly financial information, the Committee discusses with management and the independent accountants the results of the independent accountants’ audit or review procedures associated with this information. As well, the Committee pre-approves all audit and non-audit services to be performed by the independent accountants. The Committee is comprised of directors who are “independent,” as defined by the NASDAQ Market Place Rules (except for Mr. Gamble and Ms. Lollar who serve ex-officio) and who are able to exercise independent judgment as committee members. No member of the Audit Committee, other than in his capacity as a member of the Board of Directors or Audit Committee, may accept any consulting, advisory or other compensatory fee from the Company or Bank. The Audit Committee has adopted an Audit Committee charter, a copy of which is attached to this document as Appendix A. During 2003, the Audit Committee met 4 times. (See below “AUDIT COMMITTEE REPORT.”)

     The Company has no “Audit Committee financial expert” as defined by the regulations of the Securities and Exchange Commission. The Company believes the cost to retain a financial expert at this time is prohibitive. However, the Board of Directors believes that each Audit Committee member has sufficient knowledge in financial and auditing matters to serve on the committee. The committee has the authority to engage legal counsel or other experts or consultants as it deems appropriate to carry out its responsibilities.

     The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is detailed as to the particular service or category of service and is subject to a specific engagement authorization. The Audit Committee requires the independent auditors and management to report on the actual fees charged for each category of service at Audit Committee meetings throughout the year.

     During the year, circumstances may arise when it may become necessary to engage the independent auditors for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging the independent auditors. The Audit Committee has delegated pre-approval authority to the Chairman of the Audit Committee for those instances when pre-approval is needed prior to a scheduled Audit Committee meeting. The Chairman of the Audit Committee must report on such approvals at the next scheduled Audit Committee meeting.

     All fiscal year 2003 audit and non-audit services provided by the independent auditors were pre-approved.

Compensation Committee

     The Compensation Committee, which is comprised of Mr. Davis, Mr. Gamble, Mr. Johnson, Ms. Lollar, Mr. Krickbaum, and Mr. Young and is chaired by Mr. Krickbaum, is responsible for recommending to the Boards of the Company and the Bank the officers’ salaries, bonuses and other compensation, and for administering the Company’s stock option plans. During 2003, the Compensation Committee met 2 times.

Nominating Committee

     The Nominating Committee, which is comprised of Mr. Gamble, Mr. Krickbaum, Mr. Jenkins, and Mr. Richardson, and is chaired by Mr. Krickbaum, is responsible for reviewing the qualifications and making recommendations to the Company’s and Bank’s boards of persons eligible to stand for election as director. The Nominating Committee does not have a charter. The Committee does not accept unsolicited recommendations for director nominees from shareholders. The Committee members seek to identify potential candidates for membership on the Company’s Board of Directors through conversations with other currently serving directors, senior management, and other members of the communities served by the Company. The Committee believes this approach is the most effective for recruiting qualified nominees. The Company considers characteristics and suitability in nominees that are standard for bank and bank holding company directors, including requirements for directors as promulgated by the agencies that regulate the Company and the Bank. The Nominating Committee meets on an as-needed basis when convened by its chairman, and it met one time in 2003. All of the members of the Committee, except for Mr. Gamble, who is an officer of the Company, are “independent” as defined by the NASDAQ Marketplace Rules.

AUDIT COMMITTEE REPORT

     The following Audit Committee Report does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Act of 1934, except to the extent the Company specifically incorporates this Audit Committee Report by reference therein.

     The primary purpose of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities relating to the quality and integrity of the Company’s and Bank’s financial reports and financial reporting processes and systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee (1) reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2003, with management and with representatives of Crowe Chizek and Company LLC, the Company’s independent auditors; (ii) discussed with the auditors the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit; and (iii) received and discussed with the auditors the written disclosures and letter from the auditors required by Independence Standards Board Statement No. 1 and discussed with representatives of Crowe Chizek and Company LLC the firm’s independence from the Company and the Bank.

     Based on the foregoing reviews and meetings, and relying on those reviews and meetings, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-KSB for the year ended December 31, 2003, for filing with the Securities and Exchange Commission.

     In addition, the Audit Committee recommended the appointment of Crowe Chizek and Company LLC, as the independent auditors for the Company for fiscal year 2004.

THE FOREGOING REPORT IS SUBMITTED BY
THE MEMBERS OF THE AUDIT COMMITTEE:

William J. Krickbaum, Chairman
David R. Johnson
Stewart A. Taylor
Tommy W. Young

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

     Based solely upon a review of Forms 3, 4, and 5 and amendments thereto furnished to the Company during and with respect to its 2003 fiscal year, no director, executive officer or beneficial owner of 10% or more of the Company’s common stock failed to file, on a timely basis, reports required during or with respect to 2003 by Section 16(a) of the Securities Exchange Act of 1934, as amended.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company’s directors and officers, as well as business organizations and individuals affiliated with them, are customers of the Bank. All loan transactions to such individuals and entities are made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unrelated borrowers and do not involve more than the normal risk of repayment or present any other unfavorable features.

     There are no cases in which aggregate extensions of credit outstanding to any one director or officer and his or her affiliates exceeds 18% of the equity capital of the Bank. As of December 31, 2003, the total amount of loans to directors and executive officers was $5,484,079, or approximately 52% of shareholders’ equity.

STOCK INCENTIVE PLANS

     The Company’s Board of Directors and its shareholders have adopted and approved the “1994 Stock Option Plan” and the “Outside Directors’ Stock Option Plan.” The Plans are intended to promote the interests of the Company and its shareholders, to improve the long-term financial performance of the Company, and to attract and retain the Company’s management team by providing competitive financial incentives.

1994 Stock Option Plan

     See “Proposal No. 2 - Approval of 1994 Employee Stock Option Plan Amendments” below.

Outside Directors’ Stock Option Plan

     The Outside Directors’ Stock Option Plan (the “Directors’ Plan”) provides that each person who was a non-employee director of the Company in April 1994 received an option to purchase 7,500 shares of the Company’s common stock, no par value. This option was exercisable immediately. In addition, on the first business day following the annual meeting of shareholders of each of the years 1994 through and including 1998, each outside director immediately following such annual meeting was granted an option to purchase 1,500 shares of stock. These options issued in 1994 through 1998 vest at a rate of 20% per year on the anniversary date of the annual meeting of shareholders. The exercise price of all options equals the fair market value of the Company’s common stock on the day of the annual meeting of shareholders. The options under the Directors’ Plan are non-statutory options intended not to qualify as incentive stock options under Section 422 of the Internal Revenue Code.

     An aggregate of 150,000 shares are reserved for grants of options pursuant to the Directors’ Plan. Shares subject to options which terminate or expire unexercised will be available for future option grants. The total number of shares subject to the Directors’ Plan and the number covered under each individual option is subject to automatic adjustment in the event of stock dividends, recapitalizations, mergers, consolidations, split-ups, combinations or exchanges of shares and the like, as determined by the Board of Directors. If any non-employee director ceases to be a director as a result of death or total disability while holding an option that has not expired and has not been fully exercised, such person or such person’s executors, administrators, heirs, personal representative, conservator or distributees may, at any time within one year after the date of such death or total disability, exercise the option in its entirety with respect to all remaining shares covered by that option.

PROPOSAL NO. 2
APPROVAL OF AMENDMENTS TO
1994 EMPLOYEE STOCK OPTION PLAN

     On January 24, 2004, the Company’s Board of Directors, subject to shareholder approval, adopted amendments to the Company’s 1994 Stock Option Plan (the “Employee Plan”), which modifies the Plan as follows:

•	Increases the number of shares of common stock authorized for issuance upon exercise of options granted under the Employee Plan from 225,000 shares to 475,000 shares;

•	Amends the provision regarding administration of the Employee Plan to update the definition of “disinterested person” to “non-employee director” to conform to the rules set forth by the Securities and Exchange Commission.

     A copy of the First Amendment to the Employee Plan is attached as Appendix C to this document. A description of the Employee Plan and the amendments follows below.

General Description of the Employee Plan

     The persons to whom options may be granted under the 1994 Stock Option Plan (the “Employee Plan”) will be determined from time to time by the Company’s Board of Directors, upon recommendation of the Compensation Committee (the “Committee”). Final decisions regarding administration of the Employee Plan rest with the Board. Officers and key employees of the Company and its subsidiary, as determined by the Board or the Committee, are eligible for grants of options. Directors of the Company who are not also employees of the Company (or any subsidiary) are not eligible to participate in the Employee Plan.

     The Employee Plan provides for the granting of incentive stock options and non-statutory stock options. Incentive stock options offer employees the possibility of deferring taxes until the underlying shares of stock acquired upon exercise of the option are sold. For some of the Company’s employees, the benefits of incentive stock options are outweighed by the disadvantages of certain restrictions imposed by the Internal Revenue Code. With the incentive stock options, the Company does not receive a tax deduction at any time (assuming that the employee meets the holding period requirements for capital gain treatment).

     If the Company grants non-statutory stock options under the Employee Plan, the Company receives a tax deduction at the time the employee recognizes ordinary income in an amount of such income to the employee.

     Presently, prior to amending the Employee Plan, an aggregate of 225,000 shares of the Company’s common stock, no par value, may be issued pursuant to the exercise of stock options by such officers and key employees of the Company and its subsidiary as the Committee may determine. As of December 31, 2003, options covering a total of 183,000 shares had been granted under the Employee Plan, and 177,000 of those had been exercised, expired or rescinded. There are no limitations on the number of shares of common stock which may be optioned to any one person, except that the aggregate fair market value (determined as of the time the option is granted) of Company common stock with respect to which incentive stock options are exercisable for the first time by an employee during any calendar year under the Employee Plan (and any other incentive stock option plan of the Company or any subsidiary) may not exceed $100,000.

Employee Plan Amendments

     Number of Shares

     The maximum number of shares of common stock that may be subject to options granted under the Employee Plan is currently 225,000. Prior to amending the Employee Plan, a balance of 42,000 shares remain for which new options can be issued. The Company’s leadership believes that the issuance of stock options to its employees is a significant factor in recruiting and retaining exceptional employees. The First Amendment to the Employee Plan increases the number of shares of the Company’s common stock for which options can be issued from 225,000 to 475,000 shares.

Updating Certain Administration Provisions

     The Employee Plan is administered by the Company’s Board of Directors or a committee appointed by the Board of Directors. Presently, final decisions regarding administration of the Employee Plan rest with the Board. The Employee Plan requires that the Board of Directors shall administer the Employee Plan only if [a] a majority of the entire Board and [b] a majority of the Directors acting on matters pertaining to administration of the Employee Plan, are “disinterested persons.” The Employee Plan defines a “disinterested person” as a person who has not at any time within one prior to the date in question been eligible for participation in the Employee Plan or any other plan of the Company or any of its subsidiaries entitling the participants therein to acquire stock or stock options of the Company or its subsidiaries. The First Amendment as proposed by the Board of Directors will replace and update this definition to require that that the Board of Directors shall administer the Employee Plan only if [a] a majority of the entire Board and [b] a majority of the Directors acting on matters pertaining to administration of the Employee Plan, are “non-employee directors” as defined by current rules promulgated by the Securities and Exchange Commission. A “non-employee director,” is defined by the Securities and Exchange Commission, as a director who, among other things:

•	Is not currently an officer of the Company or its subsidiaries or otherwise employed by the Company or its subsidiaries;

•	Does not receive compensation, either directly or indirectly, from the Company or its subsidiary, for consultant services or in any other capacity except as a director, except for a minimum dollar amount prescribed by the Securities and Exchange Commission;

•	Does not possess an interest in certain reportable “related party” transactions with the Company or its subsidiaries that exceed an amount prescribed by the Securities and Exchange Commission.

The Company believes that this updating amendment makes the Employee Plan consistent with current rules of the Securities and Exchange Commission and provides for the appropriate level of director independence taking action under the Employee Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL AND ADOPTION OF THE AMENDMENTS TO THE EMPLOYEE PLAN.

PROPOSAL NO. 3
RATIFY THE APPOINTMENT OF CROWE CHIZEK AND COMPANY LLC
AS THE INDEPENDENT AUDITORS AND ACCOUNTANTS
FOR THE COMPANY

     The Board of Directors has appointed Crowe Chizek and Company LLC as the Company’s independent auditors and certified public accountants for the fiscal year ending December 31, 2004, subject to shareholder ratification. The appointment was made at the recommendation of the Audit Committee.

INDEPENDENT PUBLIC ACCOUNTANTS

     Crowe Chizek and Company LLC (formerly Crowe, Chizek and Company LLP) were the principal accountants for the Company and its subsidiaries, and reported on the Company’s consolidated financial statements, for the fiscal year ended December 31, 2003. The firm is an Indianapolis-based national accounting firm and is successor-by-merger to Heathcott & Mullaly, P.C., which was the Company’s independent accountants and auditors since 1993. A representative from the firm is not expected to attend the Annual Meeting.

Fees Paid to the Company’s Independent Auditors

     Audit Fees

     Aggregate fees, including out-of-pocket expenses, for professional services rendered by Crowe Chizek and Company LLC (“Crowe Chizek”) in connection with (i) the audit of the Company’s consolidated financial statements as of and for the year ended December 31, 2003, and (ii) the reviews of the Company’s unaudited condensed consolidated interim financial statements as of September 30, 2003, June 30, 2003, and March 31, 2003 were $58,000. Aggregate fees for these services for the fiscal year ending December 31, 2002, were $43,000.

     Audit-Related Fees

     Aggregate fees, including out-of-pocket expenses, for professional services rendered by Crowe Chizek for audit-related services for the year ended December 31, 2003, were $0. Audit-related services include due diligence related to acquisitions, review of the Company’s procedures related to internal controls over financial reporting, and procedures relating to various other audit and special reports. Aggregate fees for these services for the fiscal year ending December 31, 2002, were $0.

     Tax Fees

     Aggregate fees, including out-of-pocket expenses, for professional services rendered by Crowe Chizek in connection with tax compliance for the year ended December 31, 2003, were $4,000. Aggregate fees for these services for the fiscal year ending December 31, 2002, were $6,000.

     All Other Fees

     During the year ended December 31, 2003, and the fiscal year ending December 31, 2002, no fees were paid to Crowe Chizek for any other professional services.

SHAREHOLDER PROPOSALS AND
COMMUNICATION TO THE BOARD OF DIRECTORS

     Under certain circumstances, shareholders are entitled to present proposals at shareholder meetings. Any such proposal concerning the Company’s 2005 Annual Meeting of shareholders must be submitted by a shareholder by December 31, 2004, to be included in the proxy statement relating to the 2005 Annual Meeting. All such proposals intended for presentation at the 2005 Annual Meeting must be delivered by December 31, 2004, to Mark A. Gamble, President, First Community Corporation, 809 West Main Street, Rogersville, Tennessee 37857. The submission by a shareholder of a proposal does not guarantee that it will be included in the proxy statement. Shareholder proposals are subject to certain regulations and requirements under the federal securities laws.

     Other than shareholder proposals, shareholders may communicate with any of the members of the Company’s board of directors, including the chair of any of the standing committees, by writing to the director in care of First Community Corporation, 809 West Main Street, Rogersville, Tennessee 37857.

ANNUAL REPORT ON FORM 10-KSB

     To obtain a copy of the Company’s Annual Report for the fiscal year ended December 31, 2003, on Form 10-KSB as filed with the Securities and Exchange Commission (available without charge to shareholders), please write or telephone Mark A. Gamble, President, First Community Corporation, 809 West Main Street, Rogersville, Tennessee 37857 (Telephone: 423/272-5800).

Appendix A

CHARTER OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS

May 14, 2003

I. Audit Committee Purpose

     The Audit Committee (the “Committee”) of First Community Bank of East Tennessee (the “Bank”) is appointed by the Bank’s Board of Directors (the “Board”) to assist the Board in fulfilling its oversight responsibilities. The Committee undertakes corresponding responsibilities on behalf of the Boards of Directors of both the Bank and the Bank’s holding company parent, First Community Corporation, a Tennessee corporation (the “Holding Company”). The Committee’s primary duties and responsibilities are to:

•	Monitor the integrity of the Holding Company’s and Bank’s financial statements, financial reporting processes and systems of internal controls regarding finance, accounting and legal compliance.

•	Select and appoint the Holding Company’s and Bank’s independent auditors, pre-approve all audit and non-audit services to be provided, consistent with all applicable laws, to the Holding Company and Bank by the independent auditors, and establish the fees and other compensation to be paid to the independent auditors.

•	Monitor the independence and performance of the Holding Company’s and Bank’s independent auditors and internal auditing function.

•	Establish procedures for the receipt, retention, response to and treatment of complaints, including confidential, anonymous submissions by the Holding Company’s and Bank’s employees, regarding accounting, internal controls or auditing matters, and provide an avenue of communication among the independent auditors, management, the internal auditing function and the Boards of Directors of both the Holding Company and Bank.

     The Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as officers and employees of the Holding Company and Bank. The Committee has the authority to retain, at the Holding Company’s expense (or the Bank’s expense, as applicable), special legal, accounting or other consultants or experts it deems necessary in the performance of its duties. The Holding Company and Bank, as applicable, shall at all times make adequate provisions for the payment of all fees and other compensation, approved by the Committee, to the independent auditors in connection with the issuance of its audit report, or to any consultants or experts employed by the Committee.

II. Audit Committee Composition and Meetings

     The Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent, non-executive directors, free from any relationship that would interfere with the exercise of his or her independent judgment. Committee members shall meet the independence and experience requirements of the Securities and Exchange Commission (as may be modified or supplemented). All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements at the time of their appointment to the Committee. At the discretion of the Board, (or if so required by the Securities and Exchange Commission or a national securities exchange or national securities association of which the holding company is a member), at least one member may be required to have accounting or related financial management expertise and qualify as a “financial expert”.

     Committee members shall be appointed by the Board. If a Committee Chair is not designated by the Board or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

     The Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Committee shall meet privately in executive session at each meeting with management, the manager of internal auditing, the independent auditors, and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed. In addition, the Committee, or at least its Chair, shall communicate with management and the independent auditors quarterly to review the Holding Company’s financial statements and significant findings based upon the independent auditors’ review procedures.

III. Audit Committee Responsibilities and Duties

Review Procedures

1.	Review the Holding Company’s consolidated annual audited financial statements prior to filing or release. Review should include discussion with management and the independent auditors of significant issues regarding critical accounting estimates, accounting principles, practices and judgments, including, without limitation, a review with the independent auditors of any auditor report to the Committee required under rules of the Securities and Exchange Commission (as may be modified or supplemented). Review should also include review of the independence of the independent auditors (see item 8 below) and a discussion with the independent auditors of the conduct of their audit (see item 9 below). Based on such review, the Committee shall determine whether to recommend to the Board that the annual audited financial statements be included in the Holding Company’s Annual Report filed under the rules of the Securities and Exchange Commission.

2.	In consultation with management, the independent auditors and the internal auditors, consider the integrity of the Holding Company’s and Bank’s financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control and report such exposures. Review significant findings prepared by the independent auditors and the internal auditing department together with management’s responses. Review any significant changes to the Holding Company’s auditing and accounting policies. Resolve disagreements, if any, between management and the independent auditors.

3.	Review with financial management and the independent auditors the Holding Company’s quarterly consolidated financial statements prior to filing or release. The Committee may designate a member of the Committee to represent the entire Committee for purposes of this review.

4.	Review and reassess the adequacy of this Charter at least annually. Submit the Charter to the Board of Directors for approval and cause the Charter to be approved at least once every three years in accordance with the regulations of the Securities and Exchange Commission (as may be modified or supplemented).

Independent Auditors

5.	The Holding Company’s and Bank’s independent auditors are directly accountable to the Committee and the Board of Directors. The Committee shall review the independence and performance of the independent auditors, annually appoint the independent auditors and approve any discharge of auditors when circumstances warrant.

6.	Approve the fees and other significant compensation to be paid to the independent auditors.

7.	Approve the independent auditors’ annual audit plan, including scope, staffing, locations and reliance upon management and internal audit department.

8.	On an annual basis, review and discuss with the independent auditors all significant relationships they have with the Holding Company and the Bank that could impair the auditors’ independence. Such review should include receipt and review of a report form the independent auditors regarding their independence consistent with Independence Standards Board Standard I (as may be modified or supplemented). All engagements for non-audit services by the independent auditors must be approved by the Committee prior to the commencement of services. The Committee may designate a member of the Committee to represent the entire Committee for purposes of approval of non-audit services, subject to review by the full Committee at the next regularly scheduled meeting. The Holding Company’s independent auditors may not be engaged to perform prohibited activities under the Sarbanes-Oxley Act of 202 or the rules of the Public Company Accounting Oversight Board of the Securities and Exchange Commission.

9.	Prior to filing or releasing annual financial statements, discuss the results of the audit with the independent auditors, including a discussion of the matters required to be communicated to audit committees in accordance with SAS 61 (as may be modified or supplemented).

10.	Obtain from the independent auditors assurance that Section 10A of the Securities and Exchange Act has not been implicated.

11.	Consider the independent auditors’ judgment about the quality and appropriateness of the Holding Company’s accounting principles and critical accounting estimates as applied in its financial reporting.

Internal Audit Function and Legal Compliance

12.	Review the budget, plan, changes in plan, activities, organization structure and qualifications of the Holding Company’s and Bank’s internal audit department, as needed.

13.	Approve the appointment, performance and replacement of the internal audit manager or approve the retention of, and engagement terms for, any third party provider of internal audit services.

14.	Review significant reports prepared by the internal audit department together with management’s response and follow-up to these reports.

15.	On at least an annual basis, review with the Holding Company’s and Bank’s counsel, any legal matters that could have a significant impact on the Holding Company’s consolidated financial statements, the Holding Company’s and Bank’s compliance with applicable laws and regulations and inquiries received from regulators or governmental agencies.

Other Audit Committee Responsibilities

16.	Annually prepare the report to shareholders as required by the rules of the Securities and Exchange Commission to be included in the Holding Company’s annual proxy statement.

17.	Review and approve all related-party transactions.

18.	Perform any other activities consistent with this Charter, the Holding Company’s and Bank’s by-laws and governing law, as the Committee or the Boards of the Holding Company and/or Bank deem necessary or appropriate.

19.	Maintain minutes of meetings and periodically report to the Boards of Directors of the Holding Committee and the Bank on significant results of the foregoing activities.

     While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to conduct audits or to determine that the Holding Company’s consolidated financial statements are complete and accurate and are in accordance with generally accepted accounting principles, which is the responsibility of management and the independent auditors. Management is also responsible for assuring compliance with laws and regulations and the Holding Company’s and Bank’s corporate policies with oversight by the Committee in the areas identified in this Charter.

Appendix B

CONFLICT OF INTEREST/CODE OF
ETHICS POLICY

Regulatory Risk Issue(s)

Receiving or soliciting gifts to influence a financial transaction is strictly prohibited and may result in stiff penalties. The Bank Bribery Act of 1984 increased the urgency for financial institutions to educate all of their employees against participating in such transactions, by creating substantial penalties. The Bank Bribery Act and the adoption of Regulation O or FIRA, underscored the need for sufficient policy regarding proper employee/customer relationships.

Major Policy Elements

*	Guidelines for employees to use “reasonable” standard regarding normal amenities that facilitate conducting business

*	Disclosure of business and other relationships that may result in conflict of interest

Other considerations

*	Prevention of possible compromising situations through prior knowledge and proper handling

*	Preservation of respectability

STATEMENT OF NEED AND DEFINITION

The board of directors acknowledges the risk that conflicts of interest may arise in obtaining persons involved in the business and civic community to act as directors, senior officers, and employees of the bank. Because of such persons’ worth in attracting and maintaining business relationships, the board feels it prudent to adopt a conflict of interest policy.

THE PURPOSE

In recognizing that excessive activities and gratuities and access to information may lead to conflicts of interest for employees, directors, and principal shareholders, the bank has developed this policy to recognize such positions and to prevent a loss of objectivity by requiring appropriate and trustworthy conduct.

GENERAL OBJECTIVES OF CONFLICT OF INTEREST POLICY

The general objective of this policy is to require immediate disclosure of any potential conflict of interest and to prevent such a situation from arising. Adherence to this policy should prevent the development of improper relationships between financial institution officers and the customers they serve.

SPECIFIC GOALS

The specific goals of this policy are to:

A.	Establish a monetary limit on nominal gifts and gratuities

B.	Describe situations in which possible conflicts of interest may occur and to require proper conduct of all employees and directors

C.	Require reporting of conflicts to superiors and written disclosures of business interests

POLICY ELEMENTS

Policy Statement

Due to the increased number of financial institution failures resulting from self-dealing, fraud, and misconduct of directors, management, and employees, the board of directors of First Community Bank intends to hold its employees and directors to this strict code of ethics and to require reporting of conflicts of interest. Individuals associated with this bank have a primary responsibility to uphold the standards of this bank.

Failure to comply with all policies herein described may result in the termination of employment.

All employees and representatives of First Community Bank are required to act in a responsible and respectable manner and to remain free of influences that may result in the loss of objectivity regarding business conducted with First Community customers or with First Community itself. Each employee must disclose and avoid any interest or activities involving another organization or individual that may result in a conflict of interest between First Community Bank and that organization or individual.

While this policy does not intend to interfere with the personal lives of employees and representatives, it requires those persons to recognize situations where conflicts of interest may arise and to avoid them where possible. If these situations cannot be avoided, they must be reported immediately to a direct superior. Subsequently, the employee or representative should remove himself or herself from any compromising situations, whether it involves advising the other person or entity of approving or voting on extensions of credit.

Confidential Information

All employees and directors must acknowledge that all information concerning bank, customer, depositor, and director information is considered confidential and is to be used for bank purposes only. The use of such information for personal, familial, or other gain is unethical and illegal under securities ruling and the National Bank Act. Information regarding any business conducted cannot be disclosed to outside individuals (unless authorized by the bank or its customer, etc.)

and may not be used for personal gain. Use of confidential information for other than First Community’s business purposes may result in disclosure of insider information. Insider information is defined as information of a material nature to affect the price of stock involved. Insider information may not be used to purchase, trade, or solicit securities until such time that information is available to the general public.

The use of confidential information received by either the investment or loan divisions may not be provided to the trust department for investment of discretionary funds or advice to customers and vice versa. Any transfers of information regarding customer accounts must be strictly information that is available to the public.

In addition, all published information (both for internal and external use), developed programs, equipment, etc., are the property of First Community Bank and are reserved for use by employees of First Community Bank. Use of these materials for any other purpose may constitute copyright infringement and theft.

Investment in Stock

The employees of First community Bank are encouraged to purchase and hold stock of First Community Bank for long-term investment. While First Community Bank may not delve into the personal lives of its employees, employment in a bank requires prudent and proper conduct in investment and other situations. Speculation or trading in the stock of the bank is prohibited, as is the purchase or sale based on insider information, as discussed as discussed above.

Gifts and Entertainment

Employees of First Community Bank are not to solicit gifts from prospective or current customers, associates, or any other individual or business. Any gifts received shall be of nominal value. Nominal value is considered to be anything below $25.

Employees of First Community Bank are expected to participate in entertainment and amenities of reasonable cost in order to facilitate business. Payment by anyone other than the bank of excessive costs or travel not customary or within acceptable business practice must not be accepted. Any questionable circumstances must be reported to your immediate supervisor.

Tickets for sporting, cultural, or other events purchased by the bank are to be used in entertaining potential or actual customers, vendors, or other for business purposes only. If it is determined three or four days prior to the event that the tickets will not be used, an officer may offer them to someone else at his or her discretion.

External Involvement

While First Community Bank encourages its employees to be involved in outside activities, including charitable and political functions, federal law prohibits First Community Bank from making political contributions. At no time will employees solicit other employees for political contributions or coerce others into contributing to any organization. Conduct must not give the perception that benefit to First Community Bank or connections are sought or desired.

Additionally, offers of directorships to any outside organization that has or desires a business relationship with First Community Bank, or to any institution within the financial industry, must be reported to in-house counsel prior to acceptance.

Capitalizing on opportunities for personal gain or compensation outside of that which is provided by First Community Bank for the performance of services for First Community is strictly prohibited. Employment outside and in addition to employment at First Community must be reported to your immediate supervisor.

Consultation

Refer any questions regarding proper code of conduct to an immediate supervisor or in-house counsel. Actions or acceptance of gifts that are not specifically mentioned above must be reviewed as to intent and purpose. Employees should ask themselves: “If a situation were to be made public, would my conduct be embarrassing or come into question?”

Conduct of Insiders

12 CRF 215, or Federal Regulation O, defines “insiders” as directors, executive officers, and principal shareholders. These people must take care that their conduct does not violate rules relating to self-dealing and personal gains. At no time are members of this group allowed to take advantage of their position in the bank for personal profit or influence over credit and other decisions with regard to their business or personal interests.

Decisions regarding sale or purchases of bank assets and services must be made in the best interests of the bank with no influence on insiders resulting from gifts, entertainment, or gratuities. All conduct of such business must be at “arm’s length.”

Disclosures

Employees and officers of First Community Bank must make annual disclosures of any relationships, receipt of gifts, compensation, or other situations leading to possible conflicts in the following manner:

Employees:	Report to immediate supervisor
Officers:	Report to Chief Operating Officer President
Chief Operating Officer, President, and all Directors:	Report to General Counsel

Directors, principal shareholders, and executive officers must make annual disclosures to the entire board of any actual and potential conflicts of their related interest.

Employee Accounts

All employees are encouraged to maintain their bank accounts at First Community Bank to allow First Community to provide service and direct deposit of payroll checks. However, under no circumstances will first Community pay a rate of interest in excess of the rate available to all customers.

All applicable fees, including overdraft charges, will be assessed on all accounts of directors, principal shareholders, and executive officers. At no time will overdraft fees be waived.

Failure to Comply

As previously stated, failure to comply with this policy may result in the termination of employment. Action taken will be commensurate with the seriousness of conduct and an evaluation of the situation.

All violations of this policy will be brought to the attention of the board of directors. Termination of employment may be determined by an officer who is the direct or indirect supervisor of the employee concerned.

Addendum to: Conflict of Interest/ Personal Banking Code of Ethics Policy

The following bank policy has been established:

(1)	Tellers may not cash checks, receive deposits or handle any other type of banking transaction on their own account or for a member of their immediate family.

(2)	All staff members’ personal banking transactions must be processed through a teller’s window and be properly validated.

(3)	Staff members may not approve or make loans to themselves or members of their immediate family.

(4)	Staff members may not approve overdrafts for themselves or members of there immediate family.

(5)	Staff members may not rent a safe deposit box to either themselves or members of their immediate family. In addition, access to a box must be controlled by another authorized staff member.

For the purpose of this policy, immediate family is defined as husband, wife, child, mother, father, brother or sister.

A signed copy of this policy will be in each employee’s personnel file.

Appendix C

PROPOSED AMENDMENTS TO
1994 STOCK OPTION PLAN

FIRST AMENDMENT TO
FIRST COMMUNITY CORPORATION
1994 STOCK OPTION PLAN

     The First Community Corporation 1994 Stock Option Plan (the “Plan”) is hereby amended as follows:

          1. The second sentence of Paragraph 4 of the Plan is hereby amended and restated in its entirety as follows:

The total number of shares of the Company’s Common stock that may be transferred pursuant to the exercise of stock options under the plan shall not exceed, in the aggregate, 475,000 shares.

          2. Subparagraph 2(a) of the Plan is hereby amended and restated in its entirety as follows:

The Plan shall be administered by the Board unless and until such time as the Board delegates administration to a committee pursuant to subparagraph 2(c) (the “Committee”). The Board shall administer the Plan only if a majority of the entire Board, and a majority of the directors acting with respect to each matter pertaining to the administration of the Plan, is comprised of “non-employee directors.” For the purpose of this Plan, the definition of “non-employee director” is the definition set forth in Rule 16b-3(b) as promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, or any successor definition adopted by the Securities and Exchange Commission.

          3. Except as otherwise expressly modified herein, the Plan is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects.

          4. The effective date of this First Amendment to the Plan shall be the date of approval by the shareholders.

APPROVED AND ADOPTED BY THE BOARD OF DIRECTORS OF FIRST COMMUNITY CORPORATION:

By:	/s/ William J. Krickbaum

William J. Krickbaum, Chairman
Date:	January 24, 2004

PROXY
FIRST COMMUNITY CORPORATION
ANNUAL MEETING OF SHAREHOLDERS

Annual Meeting Date: May 12, 2004

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
(Please sign and return in the enclosed envelope.)

     The undersigned shareholder(s) of First Community Corporation (the “Corporation”) hereby acknowledge(s) receipt of the Notice of Annual Meeting of Shareholders, dated April 15, 2004, and hereby appoint(s) Mark A. Gamble Proxy of the undersigned, with full power of substitution and revocation, and authorize(s) him to vote the number of shares which the undersigned would be entitled to cast if personally present at the Annual Meeting of Shareholders of the Corporation to be held on May 12, 2004, at 10:00 a.m. (local time), at the main office of First Community Bank at 809 West Main Street, Rogersville, Tennessee, and any adjournment(s) thereof.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE “FOR” THE FOLLOWING PROPOSALS:

1.	Election of Directors.

[  ] FOR all nominees named (except as crossed through)

Leland A. Davis Mark A. Gamble Kenneth E. Jenkins	Dr. David R. Johnson William J. Krickbaum Sidney K. Lawson	A. Max Richardson Stewart A. Taylor Tommy W. Young

2.	Approval of Amendments to the Company’s 1994 Stock Option Plan to increase the number of shares of Common stock that may be issued pursuant to options granted under the plan from 225,000 to 475,000 shares, and to make certain technical changes;

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

3.	Ratification of selection of Crowe Chizek and Company LLC as the independent accountants and auditors for the company.

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

4.	With discretionary authority on any other matter which properly comes before the meeting.

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

PLEASE COMPLETE, DATE, SIGN, AND RETURN THIS PROXY PROMPTLY.

     This Proxy, when properly executed, will be voted in accordance with the directions given by the undersigned shareholder(s). If no direction is made, it will be voted in favor of each of the proposals.

Signature

Date

ADDENDUM TO THE PROXY STATEMENT

FIRST COMMUNITY CORPORATION

     Two additional technical changes are included as part of “Proposal No. 2—Approval of Amendments to 1994 Employee Stock Option Plan.” These technical changes are amendments to the Company’s 1994 Stock Option Plan (the “Employee Plan”) approved by the Company’s Board of Directors and update the Plan as follows:

•	Extending the Plan through June 1, 2014; and

•	Eliminating the Plan’s current limitation that non-statutory options (options not granted as tax-qualified incentive stock options) be granted at an option price of no less than 85% of the fair market value of the Company’s common stock on the date of the option grant.

     A revised Appendix C to the Proxy Statement, which includes these two additional amendments and the amendments discussed in the Proxy Statement, is reprinted on the reverse side of this page and presents the correct form of the amendments to Company’s 1994 Stock Option on which the Company’s shareholders will vote at the annual meeting.

     The initial term of the Plan was 10 years, and it expired in February 2004. The Board has approved an amendment that, subject to shareholder approval, will extend the Plan 10 years through June 1, 2014. In addition, the Board has approved, subject to shareholder approval, the elimination of the Plan’s limitation on the option price on non-statutory options. The Plan presently requires that non-statutory options be granted at an option price no less than 85% of the fair market value of the Company’s common stock on the date of the grant. (A non-statutory option is a stock option granted as compensation that does not meet the requirements of the Internal Revenue Code for the tax treatment accorded to incentive stock options.)

     The Board of Directors recommends a vote for the approval of Proposal No. 2, including both of these additional technical changes that are included as part of Proposal No. 2. The Plan, together with all of the proposed amendments, is a valuable tool in motivating an employee base that is focused on providing effective financial advice to the Bank’s customers and increasing shareholder value. In particular, extending the plan for an additional 10 years and removing the option price limitation on non-statutory stock options promotes the interests of the Company and its shareholders by, among other things:

•	Attracting and retaining talented Bank employees;

•	Motivating these individuals with performance-related incentives to achieve long-term goals;

•	Encouraging ownership of stock in the Company and facilitating participation in the long-term growth of the Company; and

•	Linking compensation to the long-term interests of the Company and its shareholders.

See reverse for Appendix C—“First Amendment to
First Community Corporation 1994 Stock Option Plan”

Appendix C

PROPOSED AMENDMENTS TO
1994 STOCK OPTION PLAN

FIRST AMENDMENT TO
FIRST COMMUNITY CORPORATION
1994 STOCK OPTION PLAN

     The First Community Corporation 1994 Stock Option Plan (the “Plan”) is hereby amended as follows:

          1. The second sentence of Paragraph 4 is hereby amended and restated as follows:

The total number of shares of the Company’s Common Stock that may be transferred pursuant to the exercise of stock options under the plan shall not exceed, in the aggregate, 475,000 shares.

          2. Subparagraph 2(a) is hereby amended and restated as follows:

The Plan shall be administered by the Board unless and until such time as the Board delegates administration to a committee pursuant to subparagraph 2(c) (the “Committee”). The Board shall administer the Plan only if a majority of the entire Board, and a majority of the directors acting with respect to each matter pertaining to the administration of the Plan, is comprised of “non-employee directors.” For the purpose of this Plan, the definition of “non-employee director” is the definition set forth in Rule 16b-3(b) as promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, or any successor definition adopted by the Securities and Exchange Commission.

          3. The first sentence of Subparagraph 5(a) is hereby amended and restated as follows:

The price per share for Common Stock under each option granted under the Plan shall be determined and fixed by the Board or the Committee but, in the case of Incentive Stock Options, shall in no event be less than 100% of the fair market value of the Common Stock on the date of grant of such option.

          4. The first sentence of Paragraph 13 is hereby amended and restated as follows:

This Plan shall terminate on June 1, 2014, unless sooner terminated by action of the Board.

          5. Except as otherwise expressly modified herein, the Plan is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects.

          6. The effective date of this First Amendment to the Plan shall be the date of approval by the shareholders.

APPROVED BY THE BOARD OF DIRECTORS:

Date: January 24, 2004	By:	/s/ William J. Krickbaum

William J. Krickbaum, Chairman